                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

    This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

    For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

    For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

       iii. The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

    Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

    It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

    IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO     INVESCO BOND FUND
COUNSELOR SERIES TRUST)                 INVESCO CALIFORNIA VALUE MUNICIPAL
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS) INCOME TRUST
AIM FUNDS GROUP (INVESCO FUNDS GROUP)   INVESCO DYNAMIC CREDIT OPPORTUNITIES
AIM GROWTH SERIES (INVESCO GROWTH       FUND
SERIES)                                 INVESCO EXCHANGE FUND
AIM INTERNATIONAL MUTUAL FUNDS          INVESCO HIGH INCOME TRUST II
(INVESCO INTERNATIONAL MUTUAL FUNDS)    INVESCO MANAGEMENT TRUST
AIM INVESTMENT FUNDS (INVESCO           INVESCO MUNICIPAL INCOME OPPORTUNITIES
INVESTMENT FUNDS)                       TRUST
AIM INVESTMENT SECURITIES FUNDS         INVESCO MUNICIPAL OPPORTUNITY TRUST
(INVESCO INVESTMENT SECURITIES FUNDS)   INVESCO MUNICIPAL TRUST
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS) INVESCO PENNSYLVANIA VALUE MUNICIPAL
AIM TAX-EXEMPT FUNDS (INVESCO           INCOME TRUST
TAX-EXEMPT FUNDS)                       INVESCO QUALITY MUNICIPAL INCOME TRUST
AIM TREASURER'S SERIES TRUST (INVESCO   INVESCO SECURITIES TRUST
TREASURER'S SERIES TRUST)               INVESCO SENIOR INCOME TRUST
AIM VARIABLE INSURANCE FUNDS (INVESCO   INVESCO TRUST FOR INVESTMENT GRADE
VARIABLE INSURANCE FUNDS)               MUNICIPALS
INVESCO ADVANTAGE MUNICIPAL INCOME      INVESCO TRUST FOR INVESTMENT GRADE NEW
TRUST II                                YORK MUNICIPALS
                                        INVESCO VALUE MUNICIPAL INCOME TRUST

      on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

      By:     /s/ John M. Zerr
              --------------------------
      Title:  Senior Vice President

      INVESCO ADVISERS, INC.

      By:     /s/ John M. Zerr
              --------------------------
      Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA
 AIM COUNSELOR
 SERIES TRUST
 (INVESCO COUNSELOR                                                  EXPIRATION
 SERIES TRUST)              WAIVER DESCRIPTION        EFFECTIVE DATE    DATE
 ------------------   ------------------------------  -------------- ----------
 Invesco Strategic     Invesco will waive advisory
   Real Return Fund   fees in an amount equal to the
                         advisory fees earned on
                          underlying affiliated
                               investments              4/30/2014    06/30/2018

 AIM INVESTMENT
 FUNDS (INVESCO                                                      EXPIRATION
 INVESTMENT FUNDS           WAIVER DESCRIPTION        EFFECTIVE DATE    DATE
 ----------------     ------------------------------  -------------- ----------
 Invesco               Invesco will waive advisory
   Balanced-Risk      fees in an amount equal to the
   Commodity             advisory fees earned on
   Strategy Fund          underlying affiliated
                               investments               02/24/15    06/30/2018

 Invesco Global        Invesco will waive advisory
   Targeted Returns   fees in an amount equal to the
   Fund                  advisory fees earned on
                          underlying affiliated
                               investments              12/17/2013   06/30/2018

 Invesco Strategic     Invesco will waive advisory
   Income Fund        fees in an amount equal to the
                         advisory fees earned on
                          underlying affiliated
                               investments               5/2/2014    06/30/2018

 Invesco               Invesco will waive advisory
   Unconstrained      fees in an amount equal to the
   Bond Fund             advisory fees earned on
                          underlying affiliated
                               investments              10/14/2014   06/30/2018

 AIM TREASURER'S
 SERIES TRUST
 (INVESCO TREASURER'S                                                EXPIRATION
 SERIES TRUST)              WAIVER DESCRIPTION        EFFECTIVE DATE    DATE
 -------------------- ------------------------------  -------------- ----------
 Premier Portfolio    Invesco will waive advisory
                      fees in the amount of 0.07% of
                      the Fund's average daily net
                      assets                             2/1/2011    12/31/2016

 Premier U.S.         Invesco will waive advisory
   Government Money   fees in the amount of 0.07% of
   Portfolio          the Fund's average daily net
                      assets                             2/1/2011    12/31/2016

 Premier Tax-Exempt   Invesco will waive advisory
   Portfolio          fees in the amount of 0.05% of
                      the Fund's average daily net
                      assets                            06/01/2016   05/31/2017

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                      EFFECTIVE DATE   COMMITTED UNTIL
---------                                    ------------------ ---------------
Invesco American Franchise Fund              February 12, 2010   June 30, 2018
Invesco California Tax-Free Income Fund      February 12, 2010   June 30, 2018
Invesco Core Plus Bond Fund                     June 2, 2009     June 30, 2018
Invesco Equally-Weighted S&P 500 Fund        February 12, 2010   June 30, 2018
Invesco Equity and Income Fund               February 12, 2010   June 30, 2018
Invesco Floating Rate Fund                      July 1, 2007     June 30, 2018
Invesco Global Real Estate Income Fund          July 1, 2007     June 30, 2018
Invesco Growth and Income Fund               February 12, 2010   June 30, 2018
Invesco Low Volatility Equity Yield Fund        July 1, 2007     June 30, 2018
Invesco Pennsylvania Tax Free Income Fund    February 12, 2010   June 30, 2018
Invesco S&P 500 Index Fund                   February 12, 2010   June 30, 2018
Invesco Short Duration High Yield Municipal
  Fund                                       September 30, 2015  June 30, 2018
Invesco Small Cap Discovery Fund             February 12, 2010   June 30, 2018
Invesco Strategic Real Return Fund             April 30, 2014    June 30, 2018

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                        EFFECTIVE DATE COMMITTED UNTIL
---------                                      ---------------- ---------------
Invesco Charter Fund                             July 1, 2007    June 30, 2018
Invesco Diversified Dividend Fund                July 1, 2007    June 30, 2018
Invesco Summit Fund                              July 1, 2007    June 30, 2018

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                           ---------------- ---------------
Invesco European Small Company Fund              July 1, 2007    June 30, 2018
Invesco Global Core Equity Fund                  July 1, 2007    June 30, 2018
Invesco International Small Company Fund         July 1, 2007    June 30, 2018
Invesco Small Cap Equity Fund                    July 1, 2007    June 30, 2018

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                            EFFECTIVE DATE  COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco Alternative Strategies Fund           October 14, 2014   June 30, 2018
Invesco Convertible Securities Fund           February 12, 2010  June 30, 2018
Invesco Global Low Volatility Equity Yield
  Fund                                          July 1, 2007     June 30, 2018
Invesco Mid Cap Core Equity Fund                July 1, 2007     June 30, 2018
Invesco Multi-Asset Inflation Fund            October 14, 2014   June 30, 2018
Invesco Small Cap Growth Fund                   July 1, 2007     June 30, 2018
Invesco U.S. Mortgage Fund                    February 12, 2010  June 30, 2018

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                            EFFECTIVE DATE  COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco Asia Pacific Growth Fund                July 1, 2007     June 30, 2018
Invesco European Growth Fund                    July 1, 2007     June 30, 2018
Invesco Global Growth Fund                      July 1, 2007     June 30, 2018
Invesco Global Opportunities Fund              August 3, 2012    June 30, 2018
Invesco Global Small & Mid Cap Growth Fund      July 1, 2007     June 30, 2018
Invesco Global Sustainable Equity Fund          June 30, 2016    June 30, 2018
Invesco International Companies Fund          December 21, 2015  June 30, 2018
Invesco International Core Equity Fund          July 1, 2007     June 30, 2018
Invesco International Growth Fund               July 1, 2007     June 30, 2018
Invesco Select Opportunities Fund              August 3, 2012    June 30, 2018

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                         ------------------ ---------------
Invesco All Cap Market Neutral Fund          December 17, 2013   June 30, 2018
Invesco Balanced-Risk Allocation Fund/1/        May 29, 2009     June 30, 2018
Invesco Balanced-Risk Commodity Strategy
  Fund/2/                                    November 29, 2010   June 30, 2018
Invesco Developing Markets Fund                 July 1, 2007     June 30, 2018
Invesco Emerging Markets Equity Fund            May 11, 2011     June 30, 2018
Invesco Emerging Markets Flexible Bond
  Fund/3/                                      June 14, 2010     June 30, 2018
Invesco Endeavor Fund                           July 1, 2007     June 30, 2018
Invesco Global Health Care Fund                 July 1, 2007     June 30, 2018
Invesco Global Infrastructure Fund              May 2, 2014      June 30, 2018
Invesco Global Market Neutral Fund           December 17, 2013   June 30, 2018
Invesco Global Markets Strategy Fund/4/      September 25, 2012  June 30, 2018
Invesco Global Targeted Returns Fund/5/      December 17, 2013   June 30, 2018
Invesco Greater China Fund                      July 1, 2007     June 30, 2018
Invesco International Total Return Fund         July 1, 2007     June 30, 2018
Invesco Long/Short Equity Fund               December 17, 2013   June 30, 2018
Invesco Low Volatility Emerging Markets Fund December 17, 2013   June 30, 2018
Invesco Macro International Equity Fund      December 17, 2013   June 30, 2018
Invesco Macro Long/Short Fund                December 17, 2013   June 30, 2018
Invesco MLP Fund                              August 29, 2014    June 30, 2018
Invesco Pacific Growth Fund                  February 12, 2010   June 30, 2018
Invesco Premium Income Fund/6/               December 13, 2011   June 30, 2018
Invesco Select Companies Fund                   July 1, 2007     June 30, 2018
Invesco Strategic Income Fund                   May 2, 2014      June 30, 2018
Invesco Unconstrained Bond Fund               October 14, 2014   June 30, 2018

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco Corporate Bond Fund                   February 12, 2010  June 30, 2018
Invesco Global Real Estate Fund                 July 1, 2007     June 30, 2018
Invesco Government Money Market Fund            July 1, 2007     June 30, 2018
Invesco High Yield Fund                         July 1, 2007     June 30, 2018
Invesco Real Estate Fund                        July 1, 2007     June 30, 2018
Invesco Short Duration Inflation Protected
  Fund                                          July 1, 2007     June 30, 2018
Invesco Short Term Bond Fund                    July 1, 2007     June 30, 2018
Invesco U.S. Government Fund                    July 1, 2007     June 30, 2018
--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
2 Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
3 Advisory fees to be waived by Invesco for Invesco Emerging Markets Flexible Bond Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Emerging Markets Flexible Bond Cayman, Ltd. invests.
4 Advisory fees to be waived by Invesco for Invesco Global Markets Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
5 Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.
6 Advisory fees to be waived by Invesco for Invesco Premium Income Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Premium Income Cayman, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco American Value Fund                   February 12, 2010  June 30, 2018
Invesco Comstock Fund                         February 12, 2010  June 30, 2018
Invesco Energy Fund                             July 1, 2007     June 30, 2018
Invesco Dividend Income Fund                    July 1, 2007     June 30, 2018
Invesco Gold & Precious Metals Fund             July 1, 2007     June 30, 2018
Invesco Mid Cap Growth Fund                   February 12, 2010  June 30, 2018
Invesco Small Cap Value Fund                  February 12, 2010  June 30, 2018
Invesco Technology Fund                         July 1, 2007     June 30, 2018
Invesco Technology Sector Fund                February 12, 2010  June 30, 2018
Invesco Value Opportunities Fund              February 12, 2010  June 30, 2018

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco High Yield Municipal Fund             February 12, 2010  June 30, 2018
Invesco Intermediate Term Municipal Income
  Fund                                        February 12, 2010  June 30, 2018
Invesco Municipal Income Fund                 February 12, 2010  June 30, 2018
Invesco New York Tax Free Income Fund         February 12, 2010  June 30, 2018
Invesco Tax-Exempt Cash Fund                    July 1, 2007     June 30, 2018
Invesco Limited Term Municipal Income Fund      July 1, 2007     June 30, 2018

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco V.I. American Franchise Fund          February 12, 2010  June 30, 2018
Invesco V.I. American Value Fund              February 12, 2010  June 30, 2018
Invesco V.I. Balanced-Risk Allocation Fund/7/ December 22, 2010  June 30, 2018
Invesco V.I. Comstock Fund                    February 12, 2010  June 30, 2018
Invesco V.I. Core Equity Fund                   July 1, 2007     June 30, 2018
Invesco V.I. Core Plus Bond Fund               April 30, 2015    June 30, 2018
Invesco V.I. Diversified Dividend Fund        February 12, 2010  June 30, 2018
Invesco V.I. Equally-Weighted S&P 500 Fund    February 12, 2010  June 30, 2018
Invesco V.I. Equity and Income Fund           February 12, 2010  June 30, 2018
Invesco V.I. Global Core Equity Fund          February 12, 2010  June 30, 2018
Invesco V.I. Global Health Care Fund            July 1, 2007     June 30, 2018
Invesco V.I. Global Real Estate Fund            July 1, 2007     June 30, 2018
Invesco V.I. Government Money Market Fund       July 1, 2007     June 30, 2018
Invesco V.I. Government Securities Fund         July 1, 2007     June 30, 2018
Invesco V.I. Growth and Income Fund           February 12, 2010  June 30, 2018
Invesco V.I. High Yield Fund                    July 1, 2007     June 30, 2018
Invesco V.I. International Growth Fund          July 1, 2007     June 30, 2018
Invesco V.I. Managed Volatility Fund            July 1, 2007     June 30, 2018
Invesco V.I. Mid Cap Core Equity Fund           July 1, 2007     June 30, 2018
Invesco V.I. Mid Cap Growth Fund              February 12, 2010  June 30, 2018
Invesco V.I. S&P 500 Index Fund               February 12, 2010  June 30, 2018
Invesco V.I. Small Cap Equity Fund              July 1, 2007     June 30, 2018
Invesco V.I. Technology Fund                    July 1, 2007     June 30, 2018
Invesco V.I. Value Opportunities Fund           July 1, 2007     June 30, 2018

/7/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                             INVESCO EXCHANGE FUND

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                         ------------------ ---------------
Invesco Exchange Fund                        September 30, 2015  June 30, 2018

                           INVESCO SECURITIES TRUST

FUND                                            EFFECTIVE DATE  COMMITTED UNTIL
----                                           ---------------- ---------------
Invesco Balanced-Risk Aggressive Allocation
  Fund/8/                                      January 16, 2013  June 30, 2018

                           INVESCO MANAGEMENT TRUST

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco Conservative Income Fund                  July 1, 2014   June 30, 2018

                               CLOSED-END FUNDS

FUND                                            EFFECTIVE DATE  COMMITTED UNTIL
----                                            --------------- ---------------
Invesco Advantage Municipal Income Trust II      May 15, 2012    June 30, 2018
Invesco Bond Fund                               August 26, 2015  June 30, 2018
Invesco California Value Municipal Income Trust  May 15, 2012    June 30, 2018
Invesco Dynamic Credit Opportunities Fund        May 15, 2012    June 30, 2018
Invesco High Income Trust II                     May 15, 2012    June 30, 2018
Invesco Municipal Income Opportunities Trust    August 26, 2015  June 30, 2018
Invesco Municipal Opportunity Trust              May 15, 2012    June 30, 2018
Invesco Municipal Trust                          May 15, 2012    June 30, 2018
Invesco Pennsylvania Value Municipal Income
  Trust                                          May 15, 2012    June 30, 2018
Invesco Quality Municipal Income Trust          August 26, 2015  June 30, 2018
Invesco Senior Income Trust                      May 15, 2012    June 30, 2018
Invesco Trust for Investment Grade Municipals    May 15, 2012    June 30, 2018
Invesco Trust for Investment Grade New York
  Municipals                                     May 15, 2012    June 30, 2018
Invesco Value Municipal Income Trust             June 1, 2010    June 30, 2018

/8/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Aggressive Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VI, Ltd. invests.